PAYDEN EMERGING MARKETS BOND FUND	Summary Prospectus

Institutional Class PYEIX	April 9, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus, dated April 9, 2012, and statement of additional information, both dated February 28, 2012, as supplemented on April 9, 2012, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver or Expense Reimbursement[1]	0.16%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.69%

[1]

The Fund’s investment adviser, Payden & Rygel (“Payden”), has contractually agreed to waive its investment advisory fee or reimburse fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses) exceed 0.69%. This agreement has an initial term ending February 28, 2013; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that there is no change in the Fund’s Total Annual Fund Operating Expenses. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$70	$255	$456	$1,034

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its long-term holdings.

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PAYDEN EMERGING MARKETS BOND FUND

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

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Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

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Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

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The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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PAYDEN EMERGING MARKETS BOND FUND

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

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Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan EMBI Global Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Institutional Class of the Fund, which is offered in this Prospectus, will begin offering its shares on April 9, 2012. The Investor Class of the Fund, which is not offered in this Prospectus, began offering its shares on December 17, 1998. In the bar chart and table below, performance results are for the Investor Class of the Fund. The Institutional Class would have similar annual returns because the shares are invested in the same portfolio of securities. However, because the Investor Class had higher expenses, its performance was worse than the performance the Institutional Class of the Fund would have realized had it existed during the same time period.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (12.39%), and the worst quarter was 2ndQ 2004 (–6.52%).

Average Annual Returns Through 12/31/11	1 Year	5 Years	10 Years
Payden Emerging Markets Bond Fund

Before Taxes	5.78%	7.26%	9.88%

After Taxes on Distributions	3.25%	5.14%	7.41%

After Taxes on Distributions and Sale of Fund Shares	4.14%	5.01%	7.16%
J.P. Morgan EMBI Global Diversified Index	7.35%	7.87%	10.61%
(The returns for the index are before any deduction for taxes, fees or expenses.)

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PAYDEN EMERGING MARKETS BOND FUND

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Nigel Jenkins is a Principal and portfolio manager. Mr. Jenkins has been with Payden since 2006. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$50,000,000	$250

Tax-Sheltered	$50,000,000	$250

Electronic Investment

Set schedule	$50,000,000	$250

No set schedule	$50,000,000	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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